                                  AMENDMENT TO

                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated October 7, 1996, by and among AIM Variable Insurance Funds, A I M Distributors, Inc., IDS Life Insurance Company of New York and American Express Financial Advisors Inc., (collectively, the "Parties") is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

     WHEREAS, the Parties desire to amend Schedules A of the Agreement to address the addition of separate accounts and/or contracts and a logo change;

     NOW THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the attached Schedule A.

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: as of August 18, 2003.

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim Coppedge                By: /s/ Kevin M. Carome
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Kevin M. Carome
Title: Assistant Secretary              Title: Senior Vice President


                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Jim Coppedge                By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: Jim Coppedge                      Name: Gene L. Needles
Title: Assistant Secretary              Title: President


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

                                        IDS LIFE INSURANCE COMPANY OF NEW YORK


Attest: /s/ Mary Ellyn Minenko          By: /s/ Gumer C. Alvero
        -----------------------------       ------------------------------------
Name: Mary Ellyn Minenko                Name: Gumer C. Alvero
Title: Assistant Secretary              Title: Vice President, Annuities


                                        AMERICAN EXPRESS FINANCIAL ADVISORS INC.


Attest: /s/ C. Nikol Davies             By: /s/ Gumer C. Alvero
        -----------------------------       ------------------------------------
Name: C. Nikol Davies                   Name: Gumer C. Alvero
Title: Assistant Secretary              Title: Vice President,
                                               General Manager Annuities

                                   SCHEDULE A

                                      SEPARATE ACCOUNTS UTILIZING SOME OR ALL
FUNDS AVAILABLE UNDER THE CONTRACTS                 OF THE FUNDS                      CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
-----------------------------------   ---------------------------------------         -----------------------------------------
         (Series I shares)

AIM V.I. Capital Appreciation Fund    IDS Life of New York Variable Annuity     -    Flexible Premium Deferred Variable Annuity
AIM V.I. Capital Development Fund     Account (formerly IDS Life of New York         Contract Form Nos. 31036, 31037, 31038-IRA,
AIM V.I. Growth and Income Fund       Flexible Portfolio Annuity Account)            31039-SEP, 31053, 31054, 31055-SEP, 31056-IRA

                                      IDS Life of New York Account 8            -    Flexible Premium Variable Life Insurance Policy
                                                                                     Form Nos. 39060 and 39061

                                                                                -    Flexible Premium Survivorship Variable Life
                                                                                     Insurance Policy Form Nos. 39090 and 39090C

         (Series II shares)

AIM V.I. Capital Appreciation Fund    IDS Life of New York Variable Annuity     -    Flexible Premium Deferred Variable Annuity
AIM V.I. Capital Development Fund     Account (formerly IDS Life of New York         Contract Form Nos. 31036, 31037, 31038-IRA,
                                      Flexible Portfolio Annuity Account)            31039-SEP, 31053, 31054, 31055-SEP, 31056-IRA,
                                                                                     139035, 139036, 139037 and 139038


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